Retirement Benefit Plans - Amounts Arising from Defined Benefit Obligation in Consolidated Statements of Financial Position (Detail) $ in Millions, $ in Millions	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)
Disclosure of defined benefit plans [abstract]
Present value of defined benefit obligation	$ 17,995.1		$ 17,484.0
Fair value of plan assets	(8,737.9)		(8,162.9)
Net defined benefit liability	$ 9,257.2	$ 302.3	$ 9,321.1